12

                                                                   EXHIBIT 10.92



                              EMPLOYMENT AGREEMENT

      EMPLOYMENT AGREEMENT (the "Agreement") made as of September 2, 1997 by and between Tropic Communications, Inc., a Delaware corporation (the "Company") and Angel Munoz (the "Executive").


                                   WITNESSETH:

      WHEREAS, the parties hereto desire to provide for the employment of the Executive by the Company as an executive officer of the Company upon the terms set forth herein; and

      WHEREAS, the Executive is prepared to accept such employment, upon the terms and conditions hereinafter described.

      NOW THEREFORE, in consideration of the premises and mutual promises and agreements hereinafter set forth, it is agreed as follows:

1. Effectiveness of this Agreement. This Agreement shall become effective on the date first written above.

2. Employment and Duties. (a) Executive shall serve as President of the Company and shall serve as an executive officer of each of the Company's wholly-owned subsidiaries and affiliates as such offices and duties may be delegated to him from time to time by the Company's Board of Directors, for a term commencing on the effective date of this Agreement and expiring on the date set forth in paragraph 7 of this Agreement. The Executive agrees to serve the Company faithfully and to the best of his ability and to perform such services and duties of an executive nature in connection with the business, affairs and operations of the Company and any subsidiary of the Company as may be reasonably and in good faith assigned or delegated to him from time to time by or under the authority of the Board of Directors of the Company and consistent with the positions of President, and to use his best efforts in the promotion and advancement of the Company and its subsidiaries and their welfare and business. Executive shall perform his duties hereunder, to the extent as, is or may be reasonably necessary in connection therewith, at the Company's corporate headquarters; provided, however, that the Company acknowledges that Executive's physical presence at the Company's headquarters on a daily basis throughout the term of this Agreement is not necessarily required, having due regard to the ability of Executive to adequately interact with the Company's other employees by telephone, facsimile and computer. Executive's employment with the Company shall be Executive's primary employment during the term of this Agreement. As long as he is current in the performance of his duties, Executive may also engage in other business activities unrelated to his positions with the Company, provided that such other activities do not interfere with the satisfactory performance of his obligations hereunder and the Company and Executive agree that Executive shall devote such time to his duties as, in his sole discretion, he deems necessary to adequately discharge such responsibilities under this Agreement and do not violate the terms and conditions of Paragraph 8 hereof.

(b) During the term of employment, Executive shall be nominated by the management of the Company for election as a director of the Company at each meeting of shareholders at which his term of office as a director shall expire. In addition, at his request, the Company shall have Executive elected to the Board of Directors of each of its subsidiaries.

3. Compensation. (a) Base Salary. The Company shall pay to Executive during the term of this Agreement a salary (the "Base Salary") of $175,000 per year, which shall be payable in cash to Executive not less frequently than once monthly, in advance, in accordance with the current payment policies of the Company. The Base Salary shall be increased effective as of January 1, 1998, and annually as of each January 1 thereafter by a minimum annual adjustment as set forth herein. To determine the Minimum Adjustment, the Base Salary shall be multiplied by a fraction, the numerator of which shall be the United States Department of Labor, Bureau of Labor Statistics' Consumer Price Index for Urban Wage Earners and Clerical Workers, U.S. City Average, All Items (1967=100) (the "Index") for the month of December of the immediately preceding year, and the denominator of which shall be the Index for the month of December, of the next preceding year, provided however, that the fraction multiplied to determine the Adjustment shall not be less than five percent (5%) for any Adjustment. Notwithstanding the foregoing, the Board of Directors, may in its discretion at any time, increase the amount of the Base Salary payable hereunder. The Base Salary, once increased, may not thereafter be reduced without the prior written consent of Executive.

(b) Incentive Compensation. The Company shall pay to Executive during the term of this Agreement incentive compensation ("Incentive Compensation") in addition to any Base Salary, in an amount equal to fifty (50.00%) percent of an amount equal to: (i) one (1.00%) percent of the Company's annual gross revenue ("Annual Gross Revenue" as hereinafter defined) minus (ii) an amount equal to the total of the Base Salary for the year paid to Executive plus the Base Salary for the year paid to the Company's Vice-President Ronald Vimo plus the Incentive Compensation paid to the Company's General Counsel Scott Villanueva. The Incentive Compensation shall be paid to Executive no later than two and one-half months after the end of the fiscal year for which it is payable, or three days after the audited results for the Company for such year becomes available, whichever is later. In the event the Board of Directors of the Company determines at any time during such year that all or any part of the Incentive Compensation with respect to such year has been earned, the Board of Directors in its sole discretion may pay all or part of such Incentive Compensation prior to the time the Incentive Compensation is due hereunder.

(c) Definition of Annual Gross Revenue. Annual Gross Revenue shall mean the consolidated sales and revenues of the Company and each of its wholly-owned subsidiaries as reported to the Securities and Exchange Commission in the Company's annual audited financial statements determined using generally accepted accounting principles consistently applied.

(d) Deferred Compensation. Notwithstanding the payment provisions of Paragraphs 3(a) and 3(b) of this Agreement, Executive may elect to defer to a later taxable year designated by him the receipt of all or any portion of his compensation payable hereunder. The terms of any such deferral or deferrals shall be mutually agreed upon by Executive and the Company at the time of an election.

4. Insurance Benefits. (a) Medical Insurance. During the term of this Agreement, the Company shall provide to Executive and his dependents (at no expense to Executive) insurance coverage suitable to Executive for hospitalization and major medical, medical reimbursement, dental, and with respect to Executive, long-term disability insurance or the cash equivalent of such. To the extent such coverage is not provided by the types of insurance previously specified, Executive shall be eligible, upon the same terms and conditions as any other employee of the Company to be covered by or otherwise participate in any other insurance plans maintained by the Company for the benefit of its employees.

(b) Permanent Disability. In the event of termination of Executive's employment due to Permanent Disability (as hereinafter defined), the Company shall thereafter pay the Executive 75% of his then effective Base Salary for the balance of the stated term of this Agreement. In addition, Executive shall be entitled to (i) a pro rata portion of the Incentive Compensation payable pursuant to Paragraph 3(b) of this Agreement for the fiscal year in which such termination occurs on the basis of the elapsed time (in full months) during such year that Executive was employed prior to the date of termination, (ii) reimbursement of expenses properly incurred prior to the date of termination (as contemplated by Paragraph 7 of this Agreement) and (iii) accrued vacation pay and pension, if any. "Permanent Disability" for purposes hereof shall be deemed to exist if, in the judgment of a physician licensed to practice in the state of Executive's residence who is satisfactory to Executive, Executive will be unable, due to mental or physical incapacity, disease or injury, to perform the duties of his office for a period of not less than six months. In the event of a termination due to Permanent Disability, the Company shall also continue to include Executive and his family in its group hospitalization, major medical and life insurance plans (if any) until the end of the stated term, with the expense thereof to be borne by the Company. The Company's obligation hereunder shall be reduced by the amount of disability income insurance proceeds paid to Executive under any of the Company's employee benefit plans. The Company's obligation hereunder shall be reduced by the amount of disability income insurance proceeds paid to Executive under any of the Company's employee benefit plans.

(c) Life Insurance. (i) The Company shall provide Executive with life insurance on the life of the Executive in the principal amount of $2,000,000 during the term of this Agreement, and pay all premiums with respect to such insurance. The Company shall pay additional compensation to the Executive to hold him harmless from any income taxes he may owe as a result of the premiums paid by the Company with respect to such insurance and as a result of such additional compensation.
(ii) Upon termination of his employment hereunder, the Company shall be required to transfer and assign to Executive any policy of life and/or disability insurance then owned by the Company in respect of Executive. (iii) In the event the Board of Directors determines to acquire "key man" insurance on the life of Executive, Executive shall cooperate with the Company in obtaining such insurance.

5. Executive Benefits. (a) Vacation. During the term of this Agreement, Executive shall be entitled to paid vacations of one month in each calendar year during the term of employment. Vacation periods need not be consecutive and shall carry over to the following calendar years to the extent unused. Vacation periods remaining unused at the date of Termination shall be paid to Executive in cash without reduction at the Base Salary rate in effect as of the date of Termination.

(b) Sick Leave. Executive shall be entitled to sick leave rights in accordance with the sick leave policy of the Company.

(c) Parking. The Company, upon receipt of adequate documentation, shall directly pay or reimburse Executive for his parking expenses.

(d) Office. During the term of this Agreement, the Company shall provide Executive with a suitable office and furnishings required in the performance of his duties, a Company cellular telephone, a personal lap top computer configured for maximum utility, and a service account with a data and e-mail service provider.

(e) Business Expenses. During the term of this Agreement, the Company authorizes Executive to incur such expenses as are appropriate for the reasonable and proper conduct of the Company's business, and the Company shall reimburse him no less frequently than monthly for such expenses upon submission of a reasonably detailed accounting thereof, with appropriate substantiation and shall provide to Executive customary corporate credit and charge cards to permit direct payment thereof by the Company.

(f) Automobile. The Company shall provide Executive with an automobile allowance of $1,000 per month during the term of this Agreement, and the Company shall reimburse Executive for the insurance, repair, gas, maintenance and mobile telephone expense associated with Executive's automobile. In lieu hereof, the Company may elect to provide Executive for reimbursement of the business use of his personal automobile at the maximum rate per mile as set forth in the Internal Revenue Code of 1986 as amended and the rules and regulations promulgated thereunder (the "Code").

(g) Other Benefit Plans. In addition to, but not in limitation of the foregoing benefits, Executive shall be eligible upon the same terms and conditions as any other common-law employee to participate in any employee welfare, pension, stock, or other benefit plan maintained on or after the date of this Agreement for the benefit of the Company's employee's. Benefits for Executive under such plans shall be at least as great as those offered to any other employee of the Company and its subsidiaries.

6. Issuance of Stock Options; Additional Stock Options; Loans for Exercise of Options; Registration Rights. (a) Executive shall qualify for participation in all of the Company's stock option plans and may receive grants of stock options from time to time. The Company shall pay additional compensation to the Executive to hold him harmless from any income or other taxes he may owe as a result of the grant of any options pursuant to this Agreement.

(b) With respect to shares of Common Stock of the Company which may be acquired by Executive at any time after January 1, 1998 pursuant to any options which may be held by Executive, the Company agrees that, to the extent permitted by law, the Company will lend or cause to be lent to Executive, at Executive's request, funds sufficient to enable him to pay the exercise price of such options from time to time up to the total number of shares covered by said options, so long as Executive is an employee of the Company or any of its subsidiaries at the time a request for any such loan is made. Such loan shall bear interest at the minimum applicable federal rate such that imputed interest will not result, and will be due 36 months after the loan is made, unless Executive is terminated for Cause or voluntarily terminates his employment prior to the end of the term of employment, in which case the loan will be due 12 months following the date of termination. In addition, any such loan shall be secured by shares of Common Stock owned by Executive the fair market value of which shall at any time be not less than 100% of the outstanding principal amount of, and accrued but unpaid interest on, such loan.

(c) Subject to any contract or agreement to which the Company may be a party with an underwriter of the common stock of the Company pursuant to which the Company is required to withhold or delay the filing of any registration statement relating to shares of common stock issuable pursuant to any option plan of the Company and upon the request of Executive, the Company shall file at the sole expense of the Company and as promptly as practicable following the date of Executive's request, a registration statement with the Securities and Exchange Commission on Form S-8 (or other then applicable form), registering the shares of the Company's common stock issuable to Executive upon exercise of the Option and any other options granted to the Executive, together with (if required to enable the Executive to resell any such shares publicly) a selling shareholder prospectus in conformity with Form S-3 (or any then applicable form). The Company covenants and agrees to file all necessary amendments to such registration statement and to keep same current during the full option exercise term, at its sole cost and expense.

7. Term and Termination. (a) Term and Renewals. The term of this Agreement shall be until December 31, 2002, unless earlier terminated for cause as provided herein. Executive's employment under this Agreement and this Agreement shall continue thereafter for one five-year term without any further action by the parties hereto unless terminated by written notice of either party given to the other no less than sixty (60) days prior to the end of the then current term.

(b) Subject to the performance of the covenants and agreements made by the Company herein, Executive will perform his duties during the term of this Agreement in good faith and will observe faithfully the covenants and agreements made by him herein. Executive shall not be discharged during the term of this Agreement unless Executive's termination is for (i) Cause (defined to be either
(A) the conviction of Executive for, or Executive pleads nolo contendere to, any crime or offense involving monies or property of the Company or (B) a violation of the provisions of Paragraph 8 hereof, subject to the provisions of Paragraph 8(d) thereof), or Permanent Disability as provided in Paragraph 4(b) hereof. The discharge of Executive for reasons other than those specified in the preceding sentence shall be deemed to be a discharge without justifiable reason. No breach or default by Executive shall be deemed to have occurred unless written notice thereof shall have been given by the Company to Executive and Executive shall have failed to cure the breach or default within thirty (30) days after he receives the written notice. If the employment of Executive is terminated by the Company for Cause, the Company shall have no obligation to Executive except any Base Salary earned to the date of termination, a pro rata portion of the Incentive Compensation payable pursuant to Paragraph 3 of this Agreement for the fiscal year in which such termination occurs on the basis of the elapsed time (in full months) during such year that Executive was employed prior to the date of termination, reimbursement of expenses properly incurred prior to such date and accrued vacation pay, other employee benefits and pension, if any. If the employment of Executive is terminated as a result of a Permanent Disability, the provisions of Paragraph 4(b) shall apply.

(c) Termination for Good Reason. Executive shall be entitled to terminate his employment for good reason. Any termination by Executive of his employment under the following circumstances shall be deemed to be for good reason and shall be deemed to be a breach of this Agreement by the Company:

     (i) Any material breach of this Agreement by the Company, including but not limited to any attempt by the Company to terminate the employment of Executive for any reason other than as set forth in Paragraph (b) of this paragraph or if, without his express written consent, Executive is assigned duties inconsistent with his positions, duties, responsibilities, or status with the Company and its subsidiaries in effect as of the date of this Agreement, or if his reporting responsibilities, title or offices as in effect immediately prior to the date of this Agreement are changed, or if Executive is removed from or not re-elected to any of such positions, except in connection with the termination of his employment pursuant to Paragraph (b) of this paragraph, or as a result of his death or substantial disability;

     (ii)If the Base Salary, in effect as of the date of this Agreement and as the same may be increased from time to time pursuant to this Agreement, is reduced, or if the Company fails to increase the Base Salary in accordance this Agreement;

     (iii) If the Company reduces in amount or scope, or fails to continue to provide to Executive or his beneficiaries any or all of the benefits described in this Agreement;

     (iv)If the Company's principal executive offices are moved to a location outside the United States, or if the Company requires Executive without his agreement to be based anywhere other than the Company's principal executive offices except for required travel on business of the Company to an extent substantially consistent with his business travel obligations in effect immediately prior to the date of this Agreement; or

     (v) If, without the prior written consent of Executive, at any time after the date hereof, any of the following occurs:

         (A) The acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of 30% or more of either the then outstanding shares of Common Stock of the Company (the "Outstanding Company Common Stock") or the combined voting power of the then outstanding voting securities of the Company having general voting power in electing the Board of Directors of the Company (the "Outstanding Company voting Securities"); or

         (B) Individuals who, as of the date hereof, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors, provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election, by the Company's stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

         (C) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company, or of the sale or other disposition of all or substantially all of the assets of the Company, or of a reorganization, merger or consolidation with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation do not, immediately following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 30% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such reorganization, merger or consolidation, as the case may be; or

         (D) Executive is not nominated for a directorship of the Company or, if requested, of any subsidiary; or, if nominated, he is not elected by the stockholders; or if there appears to either Executive or the Company to be a clear and reasonable probability (judging, among other things, by proxy returns, competitive proxy solicitations, or adverse vote campaigns), that Executive may not be so elected.

(d) Executive's Remedies for Breach. If any of the events specified in Paragraph
(c) of this Paragraph 7 occur or if the Company shall fail to observe or perform any covenant or agreement in this Agreement, Executive may, by written notice to the Company, elect to treat such breach as a termination without Cause within the meaning of this Agreement and terminate his employment as an officer and director of the Company and all subsidiaries. In the event of a termination without Cause, all obligations of Executive hereunder shall terminate, and Executive shall be entitled to the following:

     (i) Executive may elect, in his sole discretion, to receive either of the following (A), (B) or (C) (the "Severance Compensation"):

         (A) Continue to receive all compensation and benefits provided by this Agreement as if he had continued to be employed hereunder for the full remaining term of employment (without any duty to mitigate damages).

         (B) Receive, in lieu of all such compensation and benefits, within ten business days after the date of termination, an amount equal to the sum of (x) and (y) below:

             (x) all accrued but unpaid Base Salary, Incentive Compensation and other compensation or other amounts due to Executive under this Agreement as of the date of termination; plus

             (y) the discounted present value of all remaining Base Salary and Incentive Compensation to which Executive would be entitled under this Agreement for all years remaining under the Agreement. "Base Salary" for purposes of this subparagraph shall be deemed the annual Base Salary rate in effect at the time of the discharge, increased by 10% on each successive January 1. "Incentive Compensation" for purposes of this subparagraph shall mean, for each remaining year under the Agreement, an amount equal to 50% of the Base Salary payable to Executive for such year. The discounted present value for the remaining term of the Agreement shall be determined using an interest rate equal to the most recent federal rate published by the Internal Revenue Service for imputing interest, and shall be applied to a period of time equal to the period between the date of termination and the expiration date of the stated term of employment.

         (C) Receive in lieu of amounts payable under either (A) or (B), within ten business days after the date of termination, an amount equal to ten times an amount equal to the Executives Base Salary and Incentive Compensation in respect of the last full year Executive was employed under this Agreement.

     (ii)All indebtedness of Executive to the Company then outstanding, if any, shall thereupon be forgiven.

     (iii) The group major medical, hospitalization, disability income insurance and life insurance coverage provided to Executive and his family at the time of termination shall be provided for the remainder of the stated term of the Agreement with the cost thereof to be borne by the Company.

     (iv)All stock options, including but not limited to the Option granted pursuant to Paragraph 6 of this Agreement, which were not exercisable at the time of termination of employment shall thereupon become exercisable in full at any time during the remaining term of the respective option.

(e) In the event of termination of employment due to death, such termination shall not result in the loss of any rights which the Executive may have as an employee of the Company or any subsidiary at time of his death pursuant to any insurance or other death benefit plans or arrangements of the Company or any subsidiary or pursuant to any employee benefit plans of the Company or subsidiary or pursuant to any options or rights to acquire shares of Common Stock of the Company (except to the extent that such loss of rights arises under the terms of the instruments governing such plans or arrangements).

(f) In the event any portion of this Paragraph 7 is held to be contrary to law or to subject Executive to liability in any way, that portion of the Agreement shall become null and void and all other portions hereof shall remain in full force and effect.


8. Restrictive Covenants. Executive covenants and agrees that:

(a) Executive will not, unless otherwise required by law, at any time during the term of employment hereunder and for two years thereafter, divulge to any person other than a person associated with the Company any secret and confidential information concerning the Company, or any of its subsidiaries, and their respective products, customers and plans which Executive acquired during the course of Executive's employment.

(b) Executive will not, directly or indirectly, except for the benefit of the Company, at any time during the term of employment hereunder, become an officer, director, stockholder, partner, associate, employee, owner, agent, creditor, independent contractor, co-venturer or otherwise, or be interested in or associated with any other corporation, firm or business engaged in the same or any similar business then competitive with that of the Company or any of its subsidiaries.

(c) Executive will not, directly or indirectly, except for the benefit of the Company, during the term of employment and for a period of one year thereafter:

     (i) (A) solicit, cause or authorize, directly or indirectly, to be solicited for or on behalf of Executive or third parties, from persons who were customers of the Company at any time within one year prior to the cessation of Executive's employment hereunder, any business similar to the business transacted by the Company with such customer; or

         (B) accept or cause or authorize, directly or indirectly, to be accepted for or on behalf of the Executive or third parties, any such business from any such customers of the Company as defined in the preceding subparagraph.

     (ii)(A) solicit, entice, persuade or induce, directly or indirectly, any employee of the Company or any of its subsidiaries or any other person who was, at any time within one year prior to the cessation of Executive's employment hereunder, then under contract with or rendering services to the Company or any of its subsidiaries, to terminate his or her employment by, or contractual relationship with, the Company or its subsidiaries or to refrain from extending or renewing the same (upon the same or new terms) or to refrain from rendering services to the Company or its subsidiaries or to become employed by or to enter contractual relations with persons other than the Company or its subsidiaries; or

         (B) approach any such employee or other person for any of the foregoing purposes; or

         (C) authorize or knowingly approve or assist in the taking of any such actions by any person other than the Company or any of its subsidiaries.

     (iii) provided, however, that if the employment of Executive has been terminated without Cause under this Agreement and the Company has failed to deliver to Executive the Severance Compensation and other benefits due him pursuant to this Agreement, Executive shall not be subject to this Paragraph 7(c) immediately upon such non-delivery.

(d) Notwithstanding any alleged breach of the provisions of this Paragraph 8 by Executive, this Agreement shall continue in full force and effect, and the Company shall be required to make all payments and furnish all benefits due to Executive hereunder, until such time as there is a final judgment by a court of competent jurisdiction finding that there has been a material breach of this Paragraph 7 by Executive, which is no longer subject to appeal by Executive.

9. Binding Effect; Governing Law; Notice of Breach and Right to Cure. (a) The rights and obligations under this Agreement shall inure to the benefit of and shall be binding upon the Company and its successors and assigns, including any corporation with which the Company shall merge or consolidate or to which it shall sell all or substantially all of its assets. This Agreement is otherwise nonassignable.

(b) The interpretation and construction of this Agreement shall be governed by the laws of the State of Florida.

(c.) In the event of any material breach by either party to this Agreement, the non-breaching party shall give the breaching party written notice thereof, and unless otherwise provided for herein, the breaching party shall have twenty business days from the receipt of such notice to cure such breach. If the breach is cured within such twenty business day period, no breach will be deemed to have occurred hereunder.

10. Indemnity. The Company shall indemnify Executive if Executive was or is threatened to be made a party to any threatened pending, or completed action or suit by or in the right of or in the name of the Executive or in the name of the Corporation to procure a judgment in its favor by reason of the fact that Executive is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney's fees and expenses) actually incurred by the Executive in connection with the defense or settlement of such negotiation, action or suit. Expenses incurred by Executive in defending a civil or criminal action, suit or proceeding shall be paid by the Company upon the request by Executive, which request may be in advance and from time to time, of the final disposition of such action, suit or proceeding. The indemnification provided hereby shall not be deemed exclusive of all rights to which Executive may be entitled under any Bylaw, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in Executive's official capacity and as to action in another capacity while holding such office, and shall continue to Executive as a person who has ceased to be a Director, officer or agent as to claims arising during or as a result of the service to the Company and shall inure to the benefit of Executive's heirs, executors and administrators. References to the Company shall include, in addition to the resulting corporation, any constituent corporation or business enterprise (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued would have had power and authority to indemnify its directors, officers, and employees or agents so that if Executive is or was a director, officer, employee or agent of such constituent corporation or enterprise, or is or was serving at the request of such constituent corporation or enterprise as a director or officer, of another corporation, or enterprise, shall stand in the same position with respect to the resulting or surviving corporation or enterprise as Executive would have with respect to such constituent corporation or enterprise as if its separate existence had continued.

11. Miscellaneous. (a) Consent to Jurisdiction. Each party hereto consents to and agrees to submit solely to the jurisdiction of any court of competent jurisdiction of the State of Florida or any federal court of competent jurisdiction sitting within such state, in connection with any action or proceeding brought by a party hereto in order to enforce any right or remedy under this Agreement, and each party hereto agrees that service of process relating to any such proceeding by mail or delivery at its address for notices as specified in this Agreement shall be legally sufficient for all purposes.

(b) Notice. Any notice or other communication to be given under this Agreement shall be in writing and delivered personally or by first class mail, postage prepaid, to the Company at 3021 Bethel Road, Suite 208, Columbus, Ohio 43220 and to Executive to 6351 Lake June Road, Miami Lakes, FL 33014. Each party shall notify the other party in writing of any change in address. The new address shall be used for all subsequent notices or communications until again changed by written notice.

(c.) Amendment  and   Termination.   This  Agreement  may  be  amended  or
terminated in whole or in part at any time and from time-to-time upon mutual written consent of the Company and Executive.

(d) Prior Agreements. All prior Agreements between the Company and Executive are, to the extent such agreements relate to the employment of Executive by the Company, hereby deemed superseded by this Agreement.

(e) Entire Agreement. This Agreement constitutes the complete and exclusive statement of the agreement between the parties and supersedes all proposals, oral or written, and all other communications between the parties relating to the subject matter of this Agreement. Neither party is justified in relying on such proposals or communications.

(f) Survivability. This Agreement constitutes a separate instrument, enforceable in accordance with its terms, and neither this Agreement nor the obligations of either party hereunder shall, under any circumstances or in any legal proceeding, be deemed to have merged into or with any other agreement.

(g) Severability. If any provision of this Agreement is held to be void or unenforceable by any court of competent jurisdiction, only that objectionable term or provision shall be deleted herefrom while the remainder of the terms, provisions, and agreements shall remain enforceable.

(h) Survivor Bound. This Agreement shall be binding upon and inure to the benefit of the parties hereto, the legal representatives, successors in interest, and assigns, respectively, of each such party.

(i) Captions. Paragraph titles or captions contained in this Agreement are inserted only as a mater of convenience and as reference and in no way define, limit, extend, or describe the scope of this Agreement or the intent of any provision hereof.

(j) Execution in Counterparts. This Agreement may be executed in several counterparts, and each counterpart shall be considered as an original.

IN WITNESS WHEREOF, the Company has caused this Employment Agreement to be signed and sealed by its undersigned officer, hereunto duly authorized, and Executive has set his hand hereto, all as of the day and year first above written.

ATTEST:                      TROPIC COMMUNICATIONS, INC.


                             By:
                                                             Title



                             Angel Munoz, an individual